UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) December 8, 2005
                                                         ----------------
                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

               000-31951                                   35-1594017
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        (Commission File Number)               (IRS Employer Identification No.)


        210 East Kirkwood Avenue
            Bloomington, IN                                 47408
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.


   On December 8, 2005, the Company's Compensation Committee approved 2006 salaries and incentive compensation plans for the Company's executive officers. A copy of the 2006 Schedule of Executive Officer Compensation is attached as Exhibit 10(xii)



Item 9.01     Financial Statements and Exhibits.

              (c)     Exhibits

                      10(xii)  2006 Schedule of Executive Officer Compensation

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE December 14, 2005

                                 MONROE BANCORP



                                 /s/ Mark D. Bradford
                                 ----------------------------------
                                 Mark D. Bradford
                                 President, Chief Executive Officer

                                Index to Exhibits
                                -----------------


Exhibit                    Description
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10(xii)                    2006 Schedule of Executive Officer Compensation